MULTIPLE INDEBTEDNESS MORTGAGE                 Exhibit 10.87


    Mortgagor:   S 8 W New Orleans, L.L.C.     Mortgagee: Hibernia National Bank
                 (TIN: 13-3932811)             Attn:
                 1114 First Ave.               Loan Administration Dept.
                 New York, NY 10021            934 Third Street
                                               Alexandria, LA 71301


    MULTIPLE INDEBTEDNESS MORTGAGE               UNITED STATES OF AMERICA

    BY: S & W New Orleans, L.L.C.                STATE OF NEW YORK

    IN FAVOR OF:                                 COUNTY OF NEW YORK

    Hibernia National Bank

    And Any Future Holder or Holders

    BE IT KNOWN, that on May 26, 2004;

BEFORE ME, the undersigned Notary Public, and in the presence of the undersigned competent witnesses;

PERSONALLY CAME AND APPEARED:

S 8 W New Orleans, L.L.C. TIN: 13-3932811, a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has its principal office and mailing address at 1114 First Ave., New York, NY, 10021, appearing herein through its duly authorized member;

WHO DECLARED THAT:

TERMS AND CONDITIONS:

INDEBTEDNESS. The word "Indebtedness" as used in this Mortgage means individually, collectively and interchangeably any and all present and future loans, advances, and/or other extensions of credit obtained and/or to be obtained by Mortgagor from Mortgagee, as well as Mortgagee's successors and assigns, from time to time, one or more times, now and in the future, under a certain commercial loan agreement dated May 26, 2004 and any and all promissory notes evidencing such present and/or future loans, advances, and/or other extensions of credit, including without limitation, a Note dated May 26, 2004, in the principal amount of $2,000,000.00, from Mortgagor to Mortgagee, and any and all amendments thereto and/or substitutions therefor, and any and all renewals, extensions and refinancings thereof, as well as any and all other obligations, including, without limitation, Mortgagor's covenants and agreements in any present or future loan or credit agreement or any other agreement, document or instrument executed by Mortgagor and liabilities that Mortgagor may now and/or in the future owe to and/or incur in favor of Mortgagee, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
to become due, and whether now existing or hereafter arising, or otherwise secured or unsecured, whether Mortgagor is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or as a surety, guarantor, or endorser, of every nature and kind whatsoever, whether or not any such Indebtedness may be barred under any statute of limitations or prescriptive period or may be or become otherwise unenforceable or voidable for any reason whatsoever. Notwithstanding any other provision of this Mortgage, the maximum amount of Indebtedness secured hereby shall be limited to $50,000,000.00.

GRANTING OF MORTGAGE. And now, in order to secure the prompt and punctual payment and satisfaction of the Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges, and additionally to secure repayment of any and all Additional Advances that Mortgagee may make on behalf of Mortgagor as provided in this Mortgage, together with interest thereon, Mortgagor does by these presents specifically mortgage, affect and hypothecate unto and in favor of Mortgagee, any and all of Mortgagor's present and future rights, title and interest in and to the following described Property located in Orleans Parish, State of Louisiana:

The immovable (real) property specifically described as follows:

A certain portion of ground together with all of the buildings and improvements thereon, situated in Square 270, First Municipal District, City of New Orleans, Orleans Parish, State of Louisiana, and being bounded by Poydras Street, O'Keefe Avenue, Perdido Street and South Rampart Street, and being designated Lot SW on a plan of resubdivision by the office of Gandolfo Kuhn & Associates, drawing No. J-133-2, dated September 10, 1997, revised February 3, 1998, and approved by the City Planning Commission on August 12, 1998, under Subdivision Docket No. 108/97, recorded as Conveyance Instrument No. 164464 on August 21, 1998; and being further shown on a plat of survey by Gandolfo Kuhn, LLC, drawing number N-32-1, dated May 13, 2004, revised May 20, 2004, and is more particulary described as follows:

Begin at the intersection of the northerly line of Poydras Street with the easterly line of South Rampart Street, thence along said easterly line a distance of 55' 11" 5"' to the northerly line of Lot SW; thence along said line at an interior angle to the left of 89 degrees 55' a distance of 95' 9" 6'" to a point and corner, thence continue along the northerly line of Lot SW along the interior angle to the left of 178 degrees 50' 49" a distance of 70' 2" 2"' to the westerly line of O'Keefe Avenue; thence along said line at an interior angle to the left of 91 degrees 22' 6" a distance of 54' 5" to the northerly line of Poydras Street, thence along said line at an interior angle to the left of 89 degrees 50' a distance of 166' 1" 1"' to the easterly line of Rampart Street and the point of beginning.

Together with any and all present and future buildings, constructions, component parts, improvements, attachments, appurtenances, fixtures, rights, ways, privileges, advantages, batture, and batture rights, servitudes and easements of every type and description, now and/or in the future relating to the Property, and any and all items and fixtures attached to and/or forming integral or component parts of the Property in accordance with the Louisiana Civil Code.

The Property or its address is commonly known as 1009 Poydras St., New Orleans, LA 70112.

MORTGAGE SECURING FUTURE INDEBTEDNESS. This Mortgage has been executed by Mortgagor pursuant to Article 3298 of the Louisiana Civil Code for the purpose of securing Mortgagor's Indebtedness that may now be existing or that may arise in the future as provided herein, with the preferences and priorities provided under applicable Louisiana law. However, nothing under this Mortgage shall be construed as limiting the duration of this Mortgage or the purpose or purposes for which Mortgagor's Indebtedness may be requested or extended. Mortgagor's additional loans will automatically be secured by this Mortgage without the necessity that Mortgagor agrees or consents to such a result at the time additional loans are made and that the note or notes evidencing such additional loans reference the fact that such notes are secured by this Mortgage. Mortgagor understands that Mortgagor may not subsequently have a change of mind and insist that Mortgagor's additional loans not be secured by this Mortgage unless Mortgagee specifically agrees to such a request in writing.

DURATION OF MORTGAGE. This Mortgage will remain in effect until (A) all of the Indebtedness is fully paid and satisfied and there is no agreement or commitment to advance any additional Indebtedness; and (B) Mortgagor cancels this Mortgage by filing a written cancellation instrument signed by Mortgagee. When all of the indebtedness is fully paid and satisfied and there is no


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
agreement or commitment to advance any additional indebtedness, Mortgagor may request Mortgagee to sign such a written cancellation instrument by writing Mortgagee at the above address or at such other address as Mortgagee may advise. Mortgagee may delay providing Mortgagor with such a mortgage cancellation instrument for a period of sixty (60) days following receipt of Mortgagor's written request, or such longer time as may be necessary for Mortgagee to verify that all conditions precedent for mortgage cancellation have been satisfied.

PROHIBITIONS REGARDING PROPERTY. So long as this Mortgage remains in effect, Mortgagor shall not, without the prior written consent of Mortgagee, sell, transfer, forego, assign, pledge, do anything or permit anything to be done that may in any way affect Mortgagee's security interests and rights in and to the mortgaged Property, or create or permit to exist any Encumbrance in or against any of the Property, in favor of any person other than Mortgagee.

REPRESENTATIONS AND WARRANTIES CONCERNING THE PROPERTY. Except as previously disclosed to Mortgagee in writing, Mortgagor represents and warrants that: (A) Mortgagor is and will continue to be the lawful owner of the Property; (B) Mortgagor has the right to mortgage the Property to Mortgagee; (C) as of the time this Mortgage is recorded, there are no Encumbrances affecting the Property; (D) the security rights and interest granted under this Mortgage will at no time become subordinate or junior to any security rights, interests, liens, or claims of, or in favor of, any person, firm, corporation, or other entity; and (E) this Mortgage is binding upon Mortgagor as well as Mortgagor's heirs, successors, legatees, administrators, executors, representatives and assigns, and is legally enforceable in accordance with its terms. The above representations and warranties, and all other representations and warranties contained in this Mortgage, are and will be continuing in nature and will remain in full force and effect until such time as this Mortgage is cancelled in the manner provided above.

INSURANCE  PROVISIONS.  The following  insurance  provisions  are a part of this
Mortgage:

Required Insurance. So long as this Mortgage remains in effect, Mortgagor shall, at its sole cost, keep and/or cause others, at their expense, to keep the Property constantly insured against loss by fire, by hazards included within the term "extended coverage," and by such other hazards (including flood insurance, where applicable) as may be be required by Mortgagee. Such insurance shall be in an amount not less than the full replacement value of the Property, or such other amount or amounts as Mortgagee may require or approve in writing. Mortgagor shall further provide and maintain, at its sole cost and expense, comprehensive public liability insurance, naming both Mortgagor and Mortgagee as parties insured, protecting against claims for bodily injury, death and/or property damage arising out of the use, ownership, occupancy, possession, operation and condition of the Property, and further containing a broad form contractual liability endorsement covering Mortgagor's obligations to indemnify Mortgagee as provided hereunder. The Real Property is or will be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area. Mortgagor agrees to obtain and maintain Federal Flood Insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Mortgagee, and to maintain such insurance for the term of the loan.

Insurance Companies and Policies. Mortgagor may purchase such insurance from any insurance company or broker that is acceptable to Mortgagee, provided that such approval may not be unreasonably withheld. All such insurance policies, including renewals and replacements, must also be in form and substance acceptable to Mortgagee, and must additionally contain a lender's loss payee endorsement in favor of Mortgagee, providing in part that (1) all proceeds and returned premiums under such policies of insurance will be paid directly to Mortgagee, and (2) no act or omission on the part of Mortgagor, or any of its directors, officers, agents, employees or representatives, nor breach of any warranty contained in such policies, shall affect the obligations of the insurer to pay the full amount of any loss to Mortgagee. Such policies of insurance must also contain a provision prohibiting cancellation, nonrenewal, or the alteration of such insurance without at least thirty (30) days prior written notice to Mortgagee of such intended cancellation or alteration. Mortgagor agrees to provide Mortgagee with originals or certified copies of such policies of insurance. Mortgagor further agrees to promptly furnish Mortgagee with copies of all renewal notices and, if requested by Mortgagee, with copies of receipts for paid premiums. Mortgagor shall provide Mortgagee with originals or certified copies of all renewal or replacement policies of insurance no later than fifteen
(15) days before any such existing policy or policies should expire. If Mortgagor's insurance policies and renewals are held by another person, Mortgagor agrees to supply original or certified copies of the same to Mortgagee within the time periods required above.

Property Losses and Claims. Mortgagor agrees to immediately notify Mortgagee in writing of


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
any material casualty to or accident involving the Property, whether or not such casualty or loss is covered by insurance. Mortgagor further agrees to promptly notify Mortgagor's insurance company and to submit an appropriate claim and proof of claim to the insurance company in the event that any of the Property is lost, damaged, or destroyed as a result of an insured hazard. Mortgagee may submit such a claim and proof of claim to the insurance company on Mortgagor's behalf, should Mortgagor fail to do so promptly for any reason. Mortgagor hereby irrevocably appoints Mortgagee as its agent and attorney-in-fact, such agency being coupled with an interest, to make, settle and adjust claims under such policy or policies of insurance and to endorse the name of Mortgagor on any check or other item of payment for the proceeds thereof; it being understood, however, that unless one or more Events of Default exist under this Mortgage, Mortgagee will not settle or adjust any such claim without the prior approval of Mortgagor (which approval shall not be unreasonably withheld).

Insurance Proceeds. Mortgagee shall have the right to directly receive the proceeds of all insurance protecting the Property. In the event that Mortgagor should receive any such insurance proceeds, Mortgagor agrees to immediately turn over and to pay such proceeds directly to Mortgagee. All insurance proceeds may be applied, at Mortgagee's sole option and discretion, and in such a manner as Mortgagee may determine (after payment of all reasonable costs, expenses and attorney's fees necessarily paid or fees necessarily paid or incurred by Mortgagee in this connection), for the purpose of: (1) repairing or restoring the lost, damaged or destroyed Property; or (2) reducing the then outstanding balance of the Indebtedness and any Additional Advances that Mortgagee may have made on Mortgagor's behalf, together with interest thereon. Mortgagee's receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Mortgage. Nothing under this section shall be deemed to excuse Mortgagor from its obligations to promptly repair, replace or restore any lost or damaged Property, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amount to complete such repair, replacement or restoration to the satisfaction of Mortgagee. Furthermore, unless otherwise confirmed by Mortgagee in writing, the application or release of any insurance proceeds by Mortgagee shall not be deemed to cure or waive any Event of Default under this Mortgage.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Mortgage:

Payment. Mortgagor shall promptly pay or cause to be paid when due, all taxes, local and special assessments, and governmental and other charges, as well as all public and/or private utility charges, of every type and description, that may from time to time be imposed, assessed and levied against the mortgaged Property or against Mortgagor.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Mortgagor agrees that Mortgagor's possession and use of the Property shall be governed by the following provisions:

Use of Property. Mortgagor shall not use the Property and shall not permit others to use the Property, for any purpose or purposes other than those previously disclosed to Mortgagee in writing, and in no event shall any of the Property be used in any manner that would damage, depreciate, or diminish its value, or that may result in a cancellation or termination of insurance coverage. Mortgagor additionally agrees not to do or to suffer to be done anything which may increase the risk of fire or other hazard to the Property or any part or parts thereof. Mortgagor shall not permit the Property, or any portion thereof, to be used by the public and others as may make possible a claim or claims of adverse usage, easement, servitude, right of way or habitation, or adverse possession by the public and others, or any implied, tacit or other dedication of the Property.

Compliance with Applicable Laws and Regulations. Mortgagor shall observe and abide by, and shall cause others to observe and abide by, all present and future laws, ordinances, orders, rules, regulations, restrictions, and requirements of all federal, state and municipal governments, courts, departments, commissions, boards, agencies, and officers, affecting the Property and its use.

Mortgagor shall further promptly perform and observe, and shall cause others to promptly perform and observe, all the terms, covenants and conditions of any requirements, instruments and agreements affecting the Property, non-compliance with which may adversely affect the priority of this Mortgage, or which may impose any duty or obligation upon Mortgagor, or upon any lessee or other occupant of the Property. Mortgagor shall further do and cause to be done all things necessary to preserve intact and unimpaired any and all easements, servitudes, appurtenances and other interests and rights in favor of, or constituting any portion of, the


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)

Property.

Compliance With Environmental Laws. Mortgagor represents and warrants to Mortgagee that: (1) During the period of Mortgagor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Mortgagor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Mortgagee in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or
(c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Mortgagee in writing, (a) neither Mortgagor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Mortgagor authorizes Mortgagee and its agents to enter upon the Property to make such inspections and tests, at Mortgagor's expense, as Mortgagee may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Mortgagee shall be for Mortgagee's purposes only and shall not be construed to create any responsibility or liability on the part of Mortgagee to Mortgagor or to any other person. The representations and warranties contained herein are based on Mortgagor's due diligence in investigating the Property for Hazardous Substances. Mortgagor hereby (1) releases and waives any future claims against Mortgagee for indemnity or contribution in the event Mortgagor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Mortgagee against any and all claims, losses, liabilities, damages, penalties, and expenses which Mortgagee may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Mortgagor's ownership or interest in the Property, whether or not the same was or should have been known to Mortgagor. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Mortgagee's acquisition of any interest in the Property, whether by foreclosure or otherwise.

ERISA. Mortgagor represents and warrants to Lender that the granting of this Mortgage and the consummation of any loan or loans or other transactions contemplated or secured hereby will not violate the provisions of, and will not constitute a prohibited transaction under the ERISA.

Alterations. Mortgagor shall not, without the prior written consent of Mortgagee, demolish, remove, construct, restore, add to or alter any building(s) or other improvements to or upon the Property, or any part or parts thereof, or consent to, or permit any such demolition, removal, construction, restoration, addition or alteration. Mortgagor shall further not, without the prior written consent of Mortgagee, remove or permit the removal of any present or future fixtures and other property forming part of the Property. Mortgagee may condition its consent to permit Mortgagor to demolish or to remove such improvements, fixtures and/or other property upon Mortgagor's agreement to replace the same with new improvements and/or fixtures of at least equal value then satisfactory to Mortgagee.

Abandonment of Property. Mortgagor shall not, nor shall Mortgagor permit others to abandon, commit waste, or destroy the Property, or any part or parts thereof.

Repairs and Maintenance. Mortgagor shall keep and maintain, and/or cause others to keep and maintain, the Property and the sidewalks and curbs adjoining the Property, in good order, repair and condition. Mortgagor shall further make and/or cause all necessary repairs to be made to the Property (including the repair and restoration of any portion of the Property that may have been damaged, lost or destroyed).

ENCUMBRANCES. The following provisions relating to Encumbrances on the Property are a part of this Mortgage:

Prior Encumbrances. To the extent applicable, Mortgagor shall fully and timely perform any and all of Mortgagor's obligations under any prior Encumbrances affecting the Property. Without limiting the foregoing, Mortgagor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Mortgagor shall further promptly notify Mortgagee


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Mortgagor shall further not modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby,

Future Encumbrances. Mortgagor shall not, without the prior written consent of Mortgagee, grant any Encumbrance that may affect the mortgaged Property, or any part or parts thereof, nor shall Mortgagor permit or consent to any Encumbrance attaching to or being filed against any of the mortgaged Property in favor of anyone other than Mortgagee. Mortgagor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the mortgaged Property, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against the Property or any of Mortgagor's Rights.

Notice of Encumbrances. Mortgagor shall immediately notify Mortgagee in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Mortgagor additionally agrees to notify Mortgagee immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Mortgagor's obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the mortgaged Property, or should any of the mortgaged Property be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Mortgagee.

ADDITIONAL ADVANCES FOR SPECIFIC PURPOSES. Mortgagee shall have the right, within Mortgagee's sole option and discretion, to make Additional Advances on Mortgagor's behalf for the following purposes:

Insurance. If Mortgagor should for any reason fail to maintain insurance on the Property as required under this Mortgage, Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of purchasing and maintaining, and Mortgagee may purchase and maintain such insurance coverage (including insurance protecting only Mortgagee's interests in the Property).

Taxes. If Mortgagor should for any reason fail to promptly pay when due taxes, assessments and governmental and other charges as required under this Mortgage, Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of paying, and Mortgagee may pay, such taxes, assessments and governmental and other charges.

Repairs. If Mortgagor should for any reason fail to make all necessary repairs to the Property and to keep the Property in good working order and condition as required under this Mortgage, Mortgagor agrees that Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of making, and Mortgagee may make, such repairs and maintenance to the Property as Mortgagee may deem to be necessary and proper within its sole discretion.

Encumbrances. If Mortgagor should permit or allow any Encumbrance to attach to or be recorded or filed against the Property, without having first obtained Mortgagee's prior written consent, or if Mortgagor should for any reason default under any obligation secured by any presently existing or future Encumbrance, Mortgagee may make Additional Advances on Mortgagor's behalf and take such other action or actions as Mortgagee may deem to be necessary and proper, within Mortgagee's sole discretion, to pay and fully satisfy such obligation and/or Encumbrance, to cure or rectify any such default or defaults, and to prevent the occurrence of any future defaults.

Other. Mortgagee may further make Additional Advances on Mortgagor's behalf and take such other action or actions as Mortgagee may deem to be necessary and proper, within Mortgagee's sole discretion, to cure and rectify any actions or inactions on Mortgagor's part, as are required under this Mortgage, that are not listed immediately above.

No Obligations. Nothing under this Mortgage shall obligate Lender to make any such Additional Advances or to take any of the above actions on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage or injury to Grantor, or to any other person or persons, resulting from Lender's election not to advance such additional sums or to take such action or actions. In addition, Lender's election to make Additional Advances and/or to take the above actions on Grantor's behalf shall not constitute a waiver or forbearance by Lender of any Event at Default under this Mortgage.

OBLIGATION TO REPAY ADDITIONAL ADVANCES; INTEREST. Mortgagor unconditionally agrees to repay any and all Additional Advances that Mortgagee may elect to make on Mortgagor's behalf, together with interest as provided herein, immediately upon demand by Mortgagee. Mortgagor further agrees to pay Mortgagee interest on the amount of such Additional Advances at


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
the rate of interest provided under the above referenced promissory note or at the legal rate of interest provided under applicable law, whichever is greater from the date of each such Advance until all such Advances are repaid in full. Mortgagor's obligations to repay Additional Advances to Mortgagee, together with interest thereon, shall be secured by this Mortgage.

COLLATERAL ASSIGNMENT AND PLEDGE OF RIGHTS AS ADDITIONAL SECURITY. As additional collateral security for the prompt and punctual payment and satisfaction of, and all Additional Advances that Mortgagee may make on Mortgagor's behalf pursuant to this Mortgage, together with interest thereon as provided herein, Mortgagor hereby assigns, pledges and grants Mortgagee a continuing security interest in and to:

Proceeds. Any and all proceeds derived or to be derived from the sale, transfer, conveyance, insurance loss, damage, destruction, condemnation, expropriation, or other taking of the Property, or other proceeds and proceeds of proceeds, and any unearned insurance premiums relating thereto, including the rights of Mortgagor to receive such proceeds directly from the obligor or obligors therefor, and to further enforce any rights that Mortgagor may have to collect such proceeds, including without limitation, Mortgagor's rights to commence an appropriate collection or enforcement action or actions incident thereto.

Leases, Rents and Profits. Any and all present and future leases or subleases affecting the mortgaged Property, and all rents, income, and profits therefrom, including without limitation, any and all rents, income, profits, bonuses, revenues, royalties, cash or security deposits, advance rentals and other payments, and further including Mortgagor's rights to enforce all present and future leases or subleases and to receive and enforce any rights that Mortgagor might have to collect rental and all other payments.

Deposits. Any and all present and future deposits or other security or advance payments, including rental payments, made by or on behalf of Mortgagor to others, with respect to (1) utility service regarding the Property, (2) cleaning, maintenance, repair, or similar services regarding the Property, (3) refuse removal or sewer service regarding the Property, (4) rentals of equipment, if any, used in the operation by or on behalf of Mortgagor regarding the Property, and/or (5) parking or similar services or rights regarding the Property.

Options. Any and all present and future options to sell or lease the mortgaged Property or any interest therein.

Contract Rights. To the extent assignable and/or transferrable, any and all of Mortgagor's present and future contract rights, instruments, documents, and general intangibles necessary for use or useful in connection with the ownership and operation of all or any part of the Property, whether now existing or hereafter created, or otherwise acquired by Mortgagor, and all liens, security interests, guaranties, remedies, privileges and other rights pertaining thereto, and all rights and remedies of any kind forming the subject matter thereof.

REPRESENTATIONS AND WARRANTIES CONCERNING RIGHTS. Mortgagor represents and warrants that: (A) Mortgagor is and/or will be the lawful owner of all of the Rights; (B) Mortgagor has the right to collaterally assign and pledge all such Rights to Mortgagee; (C) Mortgagor has not granted any previous security interests and has not otherwise encumbered any of Mortgagor's Rights; (D) to the extent applicable, all of Mortgagor's Rights that consist of or give rise to obligations of third parties, represent and/or will at all times continue to represent bona fide obligations of the obligors thereunder, free of any offset, compensation, deduction or counterclaim. The collateral assignment and pledge of Mortgagor's Rights are further binding upon Mortgagor, as well as Mortgagor's heirs, successors, representatives and assigns, and are legally enforceable in accordance with the foregoing terms and conditions.

ADDITIONAL OBLIGATIONS OF MORTGAGOR WITH REGARD TO COLLATERALLY ASSIGNED AND PLEDGED RIGHTS. Mortgagor additionally agrees:

Prohibitions Regarding Property. So long as this Mortgage remains in effect, Mortgagor shall not, without the prior written consent of Mortgagee, sell, transfer, forego, assign, pledge, do anything or permit anything to be done that may in any way affect Mortgagee's security interests and rights in and to the mortgaged Property, or create or permit to exist any Encumbrance in or against any of the Property, in favor of any person other than Mortgagee.

No Settlement or Compromise. Mortgagor shall not, without the prior written consent of Mortgagee, compromise, settle, adjust or extend payment under or with regard to any of Mortgagor's Rights subject hereto.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Mortgagee to examine and audit Mortgagor's books and records at


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
all reasonable times.

Notice to Obligors. Upon request by Mortgagee, Mortgagor immediately will notify individual obligors and debtors under Mortgagor's Rights, advising such obligors and debtors of the fact that their respective agreements or obligations have been collaterally assigned and pledged to Mortgagee. In the event that Mortgagor should fail to provide such notices for any reason upon Mortgagee's request, Mortgagor agrees that Mortgagee may forward appropriate notices to such obligors and debtors either in Mortgagee's name or in Mortgagor's name.

Protection of Rights. Mortgagor will at all times protect and preserve all of Mortgagor's Rights.

Notice of Change of Names. Mortgagor will promptly notify Mortgagee of any change in Mortgagor's name, including any change to the assumed business names of Mortgagor. Mortgagor will also promptly notify Mortgagee of any change in Mortgagor's social security number or employer identification number. Mortgagor further agrees to notify Mortgagee in writing prior to any change in address or location of Mortgagor's principal office.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Mortgage:

Default Under Loan Agreement. If an Event of Default occurs or exists under the terms of Mortgagor's Loan Agreement in favor of Mortgagee.

Default Under the Note. Should Mortgagor default in the payment of principal or interest under the Note or any of the Indebtedness.

Default Under this Mortgage. Should Mortgagor violate, or fail to comply fully with any of the terms and conditions of, or default under this Mortgage.

Default Under other Agreements. Should any default occur or exist under any Related Document which directly or indirectly secures repayment of any of the Indebtedness.

Other Defaults in Favor of Mortgagee. Mortgagor or any guarantor defaults under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Mortgagee.

Insolvency. Should the suspension, failure or insolvency, however evidenced, of Mortgagor or any Guarantor occur or exist.

Readjustment  of   Indebtedness.   Should   proceedings   for   readjustment  of
indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Mortgagor or any Guarantor.

Assignment for Benefit of Creditors. Should Mortgagor or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

Receivership. Should a receiver of all or any part of Mortgagor's property, or the property of any Guarantor, be applied for or appointed.

Dissolution Proceedings. Proceedings for the dissolution or appointment of a liquidator of Mortgagor or any guarantor are commenced.

Failure to Pay Additional Advances. Mortgagor fails to pay any Additional Advance, together with interest thereon, as provided in this Mortgage, upon Mortgagee's demand.

False Statements. Any warranty, representation or statement made or furnished to Mortgagee by Mortgagor or on Mortgagor's behalf, the Note, is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insecurity. Mortgagee in good faith believes itself insecure with regard to repayment of the Indebtedness.

OTHER DEFAULTS. Mortgagor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Mortgage or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Mortgagee and Mortgagor.

MORTGAGEE'S RIGHTS UPON DEFAULT. Should one or more Event of Default occur or exist under this Mortgage, as provided above, Mortgagee, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights and remedies provided by law:

Acceleration; Foreclosure. Mortgagee shall have the right, at its sole option, to accelerate the maturity and demand immediate payment in full of any and all of the Indebtedness. Mortgagee


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
shall then have the right to commence appropriate foreclosure proceedings against the Property and against Mortgagor's Rights as provided in this Mortgage.

Seizure and Sale of Property. In the event that Mortgagee elects to commence appropriate Louisiana foreclosure proceedings under this Mortgage, Mortgagee may cause the Property, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Mortgagor or placing Mortgagor in default, all of which are expressly waived.

Confession of Judgment. For purposes of foreclosure under Louisiana executory process procedures, Mortgagor confesses judgment and acknowledges to be indebted to Mortgagee, up to the full amount of the Indebtedness in principal, interest, costs, expenses, reasonable attorneys' fees and other fees and charges. Mortgagor further confesses judgment and acknowledges to be indebted unto and in favor of Mortgagee in the amount of all Additional Advances that Mortgagee may make on Mortgagor's behalf pursuant to this Mortgage, together with interest thereon. To the extent permitted under applicable Louisiana law, Mortgagor additionally waives: (1) the benefit of appraisal as provided in Articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (2) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (3) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (4) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (5) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above. Mortgagor further agrees that any declaration of fact made by authentic act before a Notary Public and two witnesses, by a person declaring that such facts are within his or her knowledge, shall constitute authentic evidence of such facts for purposes of foreclosure under applicable Louisiana law and for purposes of La. R.S. 9:3504(D)(6) and La. R.S. 10:9-508, to the extent applicable.

Keeper. Should any or all of the Property be seized as an incident to an action for the recognition or enforcement of this Mortgage, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Mortgagor hereby agrees that the court issuing any such order shall, if requested by Mortgagee, appoint Mortgagee, or any agent designated by Mortgagee or any person or entity named by Mortgagee at the time such seizure is requested, or any time thereafter, as Keeper of the Property as provided under La. R.S. 9:5136, et seq. Such a Keeper shall be entitled to reasonable compensation. Mortgagor agrees to pay the reasonable fees of such Keeper, which are hereby fixed at $150.00 per hour, which compensation to the Keeper shall also be secured by this Mortgage in the form of an Additional Advance as provided in this Mortgage.

Declaration of Fact. Should it become necessary for Mortgagee to foreclose under this Mortgage, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-508,
where applicable.

Separate Sale of Mortgagor's Rights Following Default. Should one or more Event of Default occur or exist under this Mortgage, Mortgagee shall have the additional right, at its sole option, to separately sell the aforesaid Rights, or any part or parts thereof, at private or public sale, at such price or prices as Mortgagee may deem best, either for cash or for any other compensation, or on credit, or for future delivery, without the assumption of any credit risk. The sale of the aforesaid Rights may be without appraisement, the benefit of which is also expressly waived by Mortgagor. Mortgagee may exercise any other remedies with regard to Mortgagor's Rights as may be authorized under the Louisiana Commercial Laws (La. R.S. 10:9-101, et seq.).

Automatic Transfer of Rights. In the event of foreclosure under this Mortgage, or other transfer of title or assignment of the Property, or any part or parts thereof, in lieu of payment of the Indebtedness, whether in whole or in part, all policies of insurance and other Rights applicable to the foreclosed upon or transferred Property shall automatically inure to the benefit of and shall pass to the purchaser(s) or transferee(s) thereof, subject to the rights of the purchaser(s) or transferee(s) to reject such insurance coverage and/or Rights at its or their sole option and election.

Specific Performance. Mortgagee may, in addition to or in lieu of the foregoing remedies, in


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)

Mortgagee's sole discretion, commence an appropriate action against Mortgagor seeking specific performance of any covenant contained in this Mortgage or in aid of the execution or enforcement of any power in this Mortgage granted.

Election of Remedies. Except as may be prohibited by applicable law, all of Mortgagee's rights and remedies, whether evidenced by this Mortgage or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Mortgagee to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Mortgagor under this Mortgage, after Mortgagor's failure to perform, shall not affect Mortgagee's right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise shall be construed so as to limit or restrict the rights and remedies available to Mortgagee following an Event of Default, or in any way to limit or restrict the rights and ability of Mortgagee to proceed directly against Mortgagor and/or against any other co-maker, guarantor, surety or endorser of the Indebtedness, and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

MORTGAGEE'S RIGHT TO DIRECTLY COLLECT AND RECEIVE PROCEEDS AND PAYMENTS BEFORE OR AFTER DEFAULT. Mortgagee shall have the right, at its sole option and election, at any time, whether or not one or more Event of Default then exist under this Mortgage, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from Mortgagor's Rights, as such amounts become due and payable. In order to permit the foregoing, Mortgagor unconditionally agrees to deliver to Mortgagee, immediately following demand, any and all of Mortgagor's records, ledger sheets, and other documentation, in the form requested by Mortgagee, with regard to Mortgagor's Rights and any and all proceeds and/or payments applicable thereto.

Mortgagee shall have the further right, whether or not an Event of Default then exists under this Mortgage, where appropriate and within Mortgagee's sole discretion, to file suit, either in Mortgagee's own name or in the name of Mortgagor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under and/or as a result of such rights. Where it is necessary for Mortgagee to attempt to collect any such proceeds and/or payments from the obligors therefor, Mortgagee may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or indebtedness, without affecting the liability of Mortgagor under this Mortgage or under the Indebtedness. To that end, Mortgagor hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Mortgagor or Mortgagee.

PROTECTION OF MORTGAGEE'S SECURITY RIGHTS. Mortgagor will be fully responsible for any losses that Mortgagee may suffer as a result of anyone other than Mortgagee asserting any rights or interest in or to the Property and/or Mortgagor's Rights collaterally assigned and pledged hereunder. Mortgagor agrees to appear in and to defend all actions or proceedings purporting to affect Mortgagee's security interests in any of the Property and/or Rights subject to this Mortgage and any of the rights and powers granted Mortgagee hereunder. In the event that Mortgagor fails to do what is required of it under this Mortgage, or if any action or proceeding is commenced naming Mortgagee as a party or affecting Mortgagee's security interests or the rights and powers granted under this Mortgage, then Mortgagee may, without releasing Mortgagor from any of its obligations under this Mortgage, do whatever Mortgagee believes to be necessary and proper within its sole discretion to protect the security of this Mortgage, including without limitation making Additional Advances on Mortgagor's behalf as provided herein. Should the reappraisal of the Property occur, whether to comply with appropriate regulatory requirements or otherwise, Mortgagor agrees to pay the costs of such appraisal or reappraisals or to reimburse Mortgagee for the costs thereof.

INDEMNIFICATION OF MORTGAGE. Mortgagor agrees to indemnify, to defend and to save and hold Mortgagee harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including, without limitation, Mortgagee's attorney's fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Mortgagee, its officers, directors, employees, and agents arising out of or in any manner occasioned by this Mortgage and the exercise of the rights and remedies granted Mortgagee hereunder. The foregoing indemnity provisions shall survive the cancellation of this Mortgage as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Mortgagee elects to exercise any of the remedies as provided under this Mortgage following default hereunder.

EXECUTION OF ADDITIONAL DOCUMENT. Mortgagor agrees to execute all additional


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
documents, instruments and agreements that Mortgagee may deem to be necessary and proper, within its sole discretion, in form and substance satisfactory to Mortgagee, to keep this Mortgage in effect, to better reflect the true intent of this Mortgage, and to consummate fully all of the transactions contemplated hereby and by any other agreement, instrument or document heretofore, now or at any time or times hereafter executed by Mortgagor and delivered to Mortgagee.

INSPECTION OF PROPERTY. Mortgagee and Mortgagee's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Property wherever located.

AUDITS. Mortgagee and its agents may also periodically conduct audits of Mortgagor's books and records that in any way pertain to the Property, the foregoing Rights and any part or parts thereof.

APPLICATION OF PAYMENTS. Mortgagor agrees that all payments and other sums and amounts received by Mortgagee under the Indebtedness or under this Mortgage, including, but not limited to, the net proceeds of any judicial or other sale, of any charter, management or other use of the Property by Mortgagee, of any claim for damages to the Property and of any insurance proceeds received by Mortgagee (except to the extent that such insurance proceeds are to be paid to Mortgagor pursuant to any other provisions of this Mortgage) shall be held and applied by Mortgagee from time to time in accordance with the terms of the Note.

TAXATION. In the event that there should be any change in law with regard to taxation of mortgages or the debts they secure, Mortgagor agrees to pay any taxes, assessments or charges that may be imposed upon Mortgagee as a result of this Mortgage.

ADDITIONAL   REPRESENTATIONS  AND  WARRANTIES.   Mortgagor  further  represents,
warrants and covenants that:

Organization. Mortgagor is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Mortgagor is duly authorized to transact business in the State of Louisiana and all other states in which Mortgagor is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Mortgagor is doing business. Specifically, Mortgagor is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Mortgagor has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Mortgagor maintains an office at 1114 First Ave., New York, NY 10021. Unless Mortgagor has designated otherwise in writing, the principal office is the office at which Mortgagor keeps its books and records including its records concerning the Collateral. Mortgagor will notify Mortgagee prior to any change in the location of Mortgagor's state of organization or any change in Mortgagor's name. Mortgagor shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Mortgagor and Mortgagor's business activities.

Authorization. Mortgagor's execution, delivery, and performance of this Mortgage and all the Related Documents have been duly authorized by all necessary action by Mortgagor and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Mortgagor's articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Mortgagor or (2) any law, governmental regulation, court decree, or order applicable to Mortgagor or to Mortgagor's properties.

Consents  and  Approvals.  If  notice  to or  the  consent  or  approval  of any governmental body or authority, or any third party (including without limitation, any other creditor of Mortgagor) is now or any time hereafter required in connection with the execution, delivery and performance by Mortgagor of this Mortgage, then (1) with respect to all currently applicable requirements, such notice has been given and consent or approval obtained by Mortgagor prior to the execution hereof and written evidence thereof has been concurrently herewith delivered to Mortgagee, and (2) with respect to such requirements that shall at any time hereafter be imposed or become applicable, such notice will be given and such consent or approval will be obtained by Mortgagor prior to the time such failure to do so will constitute a violation of law or result in any breach, default or failure by Mortgagor under any contract or instrument, and written evidence thereof will at such time be delivered to Mortgagee.

ADDITIONAL WAIVERS. In granting this Mortgage, Mortgagor waives any and all homestead exemptions and other rights and all other exemptions from seizure or sale with regard to the Property to which Mortgagor may be entitled under the laws of the State of Louisiana. Mortgagor is


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)
also waiving the production of Mortgage, Conveyance and any and all other Certificates and relieves and releases the Notary Public before whom this Mortgage was passed from all responsibility and liability in connection therewith.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

Amendments. No amendment, modification, consent or waiver of any provision of this Mortgage, and no consent to any departure by Mortgagor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Mortgagee, and then shall be effective only as to the specific instance and for the specific purpose for which given.

Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

Effect of Waivers. Any failure or delay on the part of the Mortgagee to exercise any of the rights and remedies granted under this Mortgage or under any other agreement or agreements by and between Mortgagor and Mortgagee, shall not have the effect of waiving any of Mortgagee's rights and remedies. Any partial exercise of any rights and remedies granted to Mortgagee shall furthermore not constitute a waiver of any of Mortgagee's other rights and remedies; it being Mortgagor's intent and agreement that all of Mortgagee's rights and remedies shall be cumulative in nature. Furthermore, any failure on the part of Mortgagee at any time or times hereafter to require strict performance by Mortgagor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by Mortgagor and delivered to Mortgagee, shall not waive, affect, or diminish the rights of Mortgagee to thereafter demand strict compliance and performance therewith and with respect to all other provisions, warranties, terms and conditions contained herein or therein. None of the warranties, conditions, provisions and terms contained in this Mortgage or any other agreement, document, or instrument now or hereafter executed by Mortgagor and delivered to Mortgagee, shall be deemed to have been waived by any act or knowledge of Mortgagee, its agents, directors, officers or employees; but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Mortgagee and delivered to Mortgagor. A waiver or forbearance on the part of Mortgagee as to one Event of Default shall not constitute a waiver or forbearance as to any other or subsequent default.

Successors and Assigns Bound; Solidary Liability. Subject to the limitations set forth herein on transfer of the Property, this Mortgage shall be binding upon and inure to the benefit of the parties, and their successors and assigns.

Governing Law. This Mortgage will be governed by, construed and enforced in accordance with federal law and the laws of the State of Louisiana. This Mortgage has been accepted by Mortgagee in the State of Louisiana.

Severability. If any provision of this Mortgage is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Mortgage shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Mortgage shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Mortgage, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

WAIVER OF CERTIFICATES. The parties to this Mortgage hereby waive the production of mortgage, conveyance, tax, paving, chattel mortgage, assignment of accounts, and all other certificates and relieve and release the Notary before whom this Mortgage was passed from all responsibilities and liabilities in connection therewith.

WAIVE JURY. All parties to this Mortgage hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Mortgage. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.):

Additional   Advance.   The  words  "Additional   Advance"  mean  any  and  all
additional sums that


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)

Mortgagee may advance on Mortgagor's behalf as provided under this Mortgage.

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Mortgagor or on Mortgagor's behalf on a line of credit or multiple advance basis under the terms and conditions of this Mortgage.

Borrower. The word "Borrower" means S & W New Orleans, L.L.C. and includes all co-signers and co-makers signing the Note.

Encumbrance. The word "Encumbrance" means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Property or any part or parts thereof.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including all regulations and published interpretations of the act.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Mortgage in the default section of this Mortgage.

GAAP. The word "GAAP" means generally accepted accounting principles.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means and includes all amounts identified in the Indebtedness section of this Mortgage.

Mortgage. The word "Mortgage" means this Multiple Indebtedness Mortgage as this Multiple Indebtedness Mortgage may be amended, supplemented, restated or otherwise modified from time to time.

Mortgagee. The word "Mortgagee" means Hibernia National Bank, Mortgagee's successors and assigns, and any future holder or holders of the Indebtedness or any interest therein.

Mortgagor. The word "Mortgagor" means individually, collectively and interchangeably S & W New Orleans, L.L.C., as well as any and all persons and entities subsequently purchasing the mortgaged Property, with or without assumption of this Mortgage.

Note. The word "Note" means the note or credit agreement dated May 26, 2004, in the principal amount of $2,000,000.00 from S & W New Orleans, L.L.C. to Lender, together with all substitute or replacement notes therefor, as well as all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for the note or credit agreement.

Property. The word "Property" means all of Mortgagor's right, title and interest in and to all the Property as described in the "Property Description" section of this Mortgage.

Real Property. The words "Real Property" mean the real immovable property, interests and rights, as further described in this Mortgage.

Related  Documents.  The words "Related  Documents"  mean all promissory  notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.


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MULTIPLE INDEBTEDNESS MORTGAGE (Continued)

Rights. The word "Rights" means any and all of Mortgagor's additional rights collaterally assigned and pledged to Mortgagee as provided under this Mortgage.

THUS DONE AND PASSED, on the day, month and year first written above, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

WITNESSES:

X / S / Anne Massey
-------------------
Witness   Anne Massey

X / S /  Merrick Rhodes
-----------------------
Witness  Merrick Rhodes

MORTGAGOR:

S & W NEW ORLEANS, L.L.C.

THE SMITH & WOLLENSKY  RESTAURANT  GROUP,  INC.,  Member of S & W New  Orleans,
L.L.C.

By: / S / Alan M. Mandel
    -------------------
Alan M. Mandel, Executive Vice President of The
Smith & Wollensky Restaurant Group, Inc.

/ S / Maria Chang
-----------------
NOTARY PUBLIC
Maria Chang
No. 01CH6093157
Commission Expires June 2, 2007